UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2004

                     INDUSTRIES INTERNATIONAL, INCORPORATED
             (Exact name of registrant as specified in its charter)


          Nevada                    000-32053                 87-0522115
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                   Identification Number)

                     4/F Wondial Building, Keji South 6 Road
                Shenzhen High-Tech Industrial Park, Shenzhen Road
                      Shenzhen, People's Republic of China
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (86) 755-26520839

                                 Not applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 10, 2004, Dr. Kit Tsui resigned as Chairman, Director and Chief Executive Officer of Industries International, Incorporated (the "Company"), Ms. Hongyan Sun resigned as Director and President of the Company, Mr. Zhiyong Xu resigned as Director and Secretary of the Company, and Ms. Guoqiong Yu resigned as Chief Financial Officer and Treasurer of the Company.

      On that date, Messrs. Liang Wang, Xuesong Yi and Bin Tang were elected to fill the vacancies in directorships on the Board, Mr. Wang was elected to serve as the Company's Chairman and Chief Executive Officer, Ms. Qian Huang was elected to serve as the Company's Chief Financial Officer and Treasurer, and Mr. Bin Tang was elected to serve as Company Secretary.

      There were no disagreements between the directors or the officers with the Company on any matter relating to the Company's operations, policies or practices, which resulted in their resignation.

The following are the biographies of the newly elected directors and principal officers:

Liang Wang, age 42, is the Chairman and Chief Executive Officer of the Company. Before joining the Company in March 2004, Mr. Wang served as the overseas business manager of Shenzhen Chuangye Electrics & Telecom Service Group Inc. from 2001 to 2004. He served as the general manager for Shenzhen Haiwang Electrics Corporation from 1996 to 2000. From 1989 until 1996, Mr. Wang served as the sales department manager for Panshi City Telephone Service Inc.

Qian Huang, age 35, is the Chief Financial Officer and Treasurer of the Company. Prior to joining the Company in 2004, Ms. Huang served as the general finance manager of Shangxi Tongli Equipment Co., Ltd for eight years. From 1998 to 2002, Ms. Huang was also appointed by Shangxi to serve as the auditing manager of Shangxi's subsidiary, Shangxi Dong Huang Industry Inc., a manufacturing company with over 2,000 employees.

Bin Tang, age 25, is a Director and the Secretary of the Company. Mr. Tang served as the Chief Secretary of the Chairman's Office of Shenzhen Kelian Development Group Inc. for three years.

Xuesong Yi, age 34, is a Director. For ten years, prior to serving on the Board of Directors of the Company, Mr. Yi served as the administration manager for Shenzhen Dongjin Investment Development Co., Ltd.

The Company has not entered into any employment agreements with any of its new officers. The Board has not yet determined the Board committees to which each new director will be named. Upon such determination, the Company shall file an amendment to this Form 8-K. There have been no transactions to which the Company or any of its subsidiaries was or is to be a party, in which any of the new directors or officers had, or will have a direct or indirect material interest.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDUSTRIES INTERNATIONAL, INCORPORATED

                                          By: /s/ Liang Wang
                                              -----------------------------
                                              By:  Liang Wang
                                              Title:  Chief Executive Officer

Date: September 10, 2004